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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 11, 2003 (February 11, 2003)
(Date of Report (date of earliest event reported))

Cendant Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-10308 (Commission File No.)	06-0918165 (I.R.S. Employer Identification Number)
9 West 57th Street New York, NY (Address of principal executive office)		10019 (Zip Code)

(212) 413-1800
(Registrant's telephone number, including area code)

None
(Former name, former address and former fiscal year, if applicable)

Item 5. Other Events.

        EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "CENDANT", "WE", "OUR", OR "US" MEANS CENDANT CORPORATION, A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

        On February 11, 2003, our PHH Corporation subsidiary publicly disclosed a summary of its fourth quarter and full year 2002 results, capital structure and sources of liquidity in a prospectus supplement relating to a proposed issuance of notes.

        A copy of such summary is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

        Statements about future results made in this Current Report on Form 8-K, including any projections, and the statements attached hereto constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and the current economic environment. We caution that these statements are not guarantees of future performance. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in our Form 10-Q/A for the quarterly period ended September 30, 2002.

Item 7. Exhibits

        See Exhibit Index.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
By:	/s/ ERIC J. BOCK Eric J. Bock Executive Vice President and Corporate Secretary

Date: February 11, 2003

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated February 11, 2003 (February 11, 2003)
EXHIBIT INDEX

Exhibit No.	Description
99	Summary of PHH Corporation's Fourth Quarter and Full Year 2002 Financial Results.

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  Item 5. Other Events.
  Item 7. Exhibits